Fortis Fiduciary Fund, Inc.

Supplement dated November 10, 1998

To the cover page of the Fortis Stock Funds' prospectus dated January 1, 1998

Pursuant to approval by Fortis Fiduciary Fund shareholders, Fortis Fiduciary Fund, Inc. has merged into Fortis Capital Fund, a series of Fortis Equity
Portfolios, Inc. Shares of Fiduciary Fund are no longer available for purchase. Please call your investment representative or Shareholder Services at (800) 800-2000, ext. 3012 if you have any questions.